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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  MARCH 9, 2001

                               COURIER CORPORATION
                              --------------------
               (Exact name of registrant as specified in charter)

                                  MASSACHUSETTS
                                 --------------
                 (State or other jurisdiction of incorporation)

         0-7597                                         04-2502514
         ------                                         ----------
(Commission file number)                    (IRS employer identification number)


15 WELLMAN AVENUE, NORTH CHELMSFORD, MA                    01863
---------------------------------------                    -----
(Address of principal executive offices)                 (Zip code)


                                 (978) 251-6000
                                 ---------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

       On March 9, 2001, Courier Corporation (the "Company") issued a press release announcing the sale of the assets of its wholly-owned subsidiary, The Home School, Inc., to privately held Christian Book Distributors, Inc. of Peabody, Mass. The proceeds of the sale were $0.8 million. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COURIER CORPORATION
                                        -------------------
                                           (Registrant)



Date:  March 22, 2001                   By: /s/ Robert P. Story, Jr.
                                           -------------------------------------
                                           Name:  Robert P. Story, Jr.
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release of Courier Corporation, dated March 9, 2001.